UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2024

Smith Micro Software, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (412) 837-5300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Maters to a Vote of Security Holders.
(a) On December 10, 2024, Smith Micro Software, Inc. (the “Company”) held a special meeting of stockholders (the "Special Meeting"). The Special Meeting was reconvened on December 10, 2024 following its adjournment on its originally scheduled date of November 12, 2024. Of the 15,179,115 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting, 8,082,863 shares (or 53.25%), constituting a quorum, were represented in person (online) or by proxy at the Special Meeting.

(b) Two proposals were submitted by the Company’s Board of Directors to a vote of Company stockholders, and the final results of the voting on each proposal are noted below.

The Company’s stockholders approved, for purposes of Nasdaq listing rule 5635(b), the issuance by the Company of that number of shares of Company common stock, par value $0.001 per share (the “Common Stock”) that would cause William W. Smith, Jr. to beneficially own twenty percent (20%) or more of the Common Stock or voting power of the Company, through the exercise of those certain warrants to purchase up to 2,575,107 shares of Common Stock (the “Common Warrants”), which were acquired by a trust for which William W. Smith, Jr., our Chairman, President, and Chief Executive Officer, serves as co-trustee (the “Nasdaq Proposal”), and shareholders approved the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Nasdaq Proposal (the “Adjournment Proposal”).

The final results of the voting on each proposal are set forth below.

Proposal No. 1 – Approval of the Nasdaq Proposal. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
7,492,839	535,469	54,555	0

Proposal No. 2 – Approval of the Adjournment Proposal. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
7,470,578	552,222	60,063	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: December 11, 2024	By:	/s/ James M. Kempton
James M. Kempton
Vice President and Chief Financial Officer